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                                                                Exhibit 23


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the following Registration Statements of Lockheed Martin Corporation:

(1)  Registration Statement Number 33-58067 on Form S-3, dated March 14, 1995;

(2)  Registration Statement Numbers:  33-58073, 33-58075, 33-58077, 33-58079,
     33-58081, 33-58085 and 33-58097 on Form S-8, each dated March 15, 1995;

(3) Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement (Form S-4 No. 33-57645), dated March 15, 1995;

(4)  Registration Statement Number 33-63155 on Form S-8, dated October 3, 1995;

(5) Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement Number 33-58083, dated January 22, 1997.

(6)  Registration Statement Number 333-06255 on Form S-8, dated June 19, 1996;

(7) Registration Statement Numbers: 333-20117 and 333-20139 on Form S-8, each dated January 22, 1997;

(8)  Registration Statement Number 333-27309 on Form S-8, dated May 16, 1997;

(9)  Registration Statement Number 333-37069 on Form S-8, dated October 2, 1997;

(10) Registration Statement Number 333-40997 on Form S-8, dated November 25,
     1997;

(11) Registration Statement Number 333-58069 on Form S-8, dated June 30, 1998;

(12) Registration Statement Number 333-69295 on Form S-8, dated December 18,
     1998;

(13) Registration Statement Number 333-92197 on Form S-8, dated December 6,
     1999;

(14) Registration Statement Numbers 333-92363 and 333-92321 on Form S-8, each dated December 8, 1999;

(15) Registration Statement Number 333-40214 on Form S-8, dated June 27, 2000;

(16) Registration Statement Number 333-42984 on Form S-8, dated August 3, 2000;

(17) Post-Effective Amendments No. 2 and 3 on Form S-8 to the Registration Statement Number 333-78279, each dated August 3, 2000; and

(18) Registration Statement Number 333-43048 on Form S-3, dated August 4, 2000 of our report dated January 22, 2001, with respect to the consolidated financial statements of Lockheed Martin Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 2000.


                                                  /s/ Ernst & Young LLP

Washington, D.C.
March 6, 2001